UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): June 14, 2023

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.
On June 14, 2023, Carlisle Companies Incorporated, a Delaware corporation (the “Company”), and certain direct and indirect wholly-owned subsidiaries of the Company (each of the Company and such direct and indirect wholly-owned subsidiaries of the Company, a “Seller” and, collectively, the “Sellers”), and LSF12 Donnelly Bidco, LLC, a Delaware limited liability company and an affiliate of Lone Star Funds (“Buyer”), entered into an Equity Purchase Agreement (the “Agreement”), pursuant to which Sellers agreed to sell to Buyer, and Buyer agreed to purchase from Sellers, equity interests comprising the Company’s Carlisle Fluid Technologies business segment (the “Acquired Business”) in exchange for cash consideration in the amount of $520 million, subject to certain customary purchase price adjustments.
The Agreement contains customary representations, warranties, covenants and agreements of the parties. The closing of the transactions contemplated by the Agreement (the “Closing”) is subject to conditions that include, among others, receipt of regulatory approvals, correctness of the representations and warranties of the parties (subject to certain materiality standards set forth in the Agreement), and material compliance by the parties with their respective obligations under the Agreement that must complied with by them at or prior to the Closing.
The Closing is expected to occur in the third quarter of 2023. The Agreement provides that, upon Sellers’ termination of the Agreement under certain conditions, Buyer will be required to pay to Sellers a customary termination fee. An investment fund affiliated with Buyer has provided a limited guaranty in favor of Sellers, guaranteeing the obligations of Buyer to pay the termination fee.
The representations, warranties, covenants and agreements set forth in the Agreement have been made only for the purposes of the Agreement and solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses, and the Agreement should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.
Buyer has obtained a debt financing commitment from certain lenders and an equity financing commitment from an investment fund affiliated with Buyer for the transactions contemplated by the Agreement, on terms and conditions set forth in a debt commitment letter and in an equity commitment letter, respectively. The aggregate proceeds of the equity financing and debt financing are expected to be sufficient for Buyer to pay the cash purchase price and all related fees and expenses. The obligations of the lenders to provide debt financing under the debt financing commitment are subject to a number of customary conditions.
A copy of the Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such agreement.
The Seller parties to the Agreement are the Company, Carlisle Intermediate Holdings, Inc., a Delaware corporation, Carlisle, LLC, a Delaware limited liability company, Carlisle International, LLC, a Delaware limited liability company, Carlisle International Holdings Ltd, a private limited company incorporated in England and Wales, Carlisle Global II Limited, a private limited company incorporated in England and Wales, and Carlisle Holdings GmbH, a Germany limited liability company.
This Current Report on Form 8-K contains forward-looking statements, including those with respect to the sale of the Acquired Business and the anticipated timing of the closing of the transaction. These statements are not historical facts, but instead represent only the Company's current belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Actual results could differ materially from those reflected in this Current Report on Form 8-K for various reasons, including the failure of the parties to meet or waive closing conditions, failure to receive required regulatory approvals, and the failure of the Buyer to obtain its expected financing. The Company disclaims any obligation to update forward-looking statements except as required by law.

Item 7.01.    Regulation FD Disclosure.
On June 15, 2023, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number		Exhibit Title
	2.1*	Equity Purchase Agreement, dated June 14, 2023, by and among Carlisle Companies Incorporated, Carlisle Intermediate Holdings, Inc., Carlisle, LLC, Carlisle International, LLC, Carlisle International Holdings Ltd, Carlisle Global II Limited, Carlisle Holdings GmbH and LSF12 Donnelly Bidco, LLC.
	99.1	Press release of Carlisle Companies Incorporated dated June 15, 2023.
	104	Cover page interactive data file (formatted in inline XBRL).
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	June 15, 2023	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer